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                                                                   Exhibit 99.1

[ZIMMER HOLDINGS, INC. LOGO]


MEDIA RELEASE



ZIMMER AND CENTERPULSE ON THE WAY TO WORLD MARKET LEADERSHIP

WINTERTHUR OPERATION TO CONTINUE EVEN AFTER CENTERPULSE IS INTEGRATED


Zurich, 4 September 2003 - ZIMMER HOLDINGS, INC. HAS ALMOST COMPLETED ITS ACQUISITION OF CENTERPULSE AG. THE TRANSACTION SHOULD BE FORMALLY CONCLUDED AT THE BEGINNING OF OCTOBER. CENTERPULSE WILL THUS BECOME PART OF THE "ZIMMER" GROUP, WHICH AFTER THE INTEGRATION WILL BECOME THE WORLD'S LEADING ORTHOPAEDICS COMPANY, WITH TOTAL SALES OF $ 2.2 BILLION AND A STAFF OF AROUND 7,000. AS ZIMMER CHAIRMAN AND CEO RAY J. ELLIOTT ANNOUNCED IN ZURICH, THE COMPANY WILL CONTINUE TO MAINTAIN ITS PRESENCE IN WINTERTHUR. HE ALSO CONFIRMED HIS EARLIER STATEMENT THAT WINTERTHUR WOULD PLAY AN IMPORTANT ROLE NOT ONLY AS A PRODUCTION SITE, BUT ALSO IN RESEARCH AND DEVELOPMENT AND IN ZIMMER'S MEDICAL TRAINING ACTIVITIES. WINTERTHUR WILL ALSO BE INCLUDED IN THE EVALUATION PROCESS FOR ZIMMER'S EUROPEAN HEADQUARTERS. TO UNDERLINE SWITZERLAND'S IMPORTANCE TO THE INTEGRATED ZIMMER GROUP, ZIMMER WILL BE APPLYING FOR A LISTING ON THE SWISS STOCK EXCHANGE.

In Ray Elliott's view the overwhelming approval given by shareholders of Zimmer, Centerpulse and the major shareholder of Centerpulse, Incentive Capital AG, bears testimony to the compelling logic of the Zimmer-Centerpulse merger. The deal opens up exciting new prospects for both companies and secures for the new, integrated firm a leadership position within a market that is consolidating globally. The two companies complement each other extremely well in terms of both markets and products. Together, Zimmer and Centerpulse will be the number 1 firm in the reconstructive implants sector in Europe, the USA, and Japan. To ensure that it maintains its global market leadership, Zimmer will in the future invest around 6% of sales each year - about CHF 200 million - in researching and developing new, innovative products and processes.

Zimmer's traditionally high earnings power will continue to be a major priority for Ray Elliott in the new configuration. The combined company in 2002 had earnings before interest, tax, depreciation and amortization (EBITDA) in excess of 30% of sales. In three years, synergies should produce long-term cost savings of $ 70 to $ 90 million a year, and by the end of 2006 Zimmer aims to have paid back all of the debt resulting from the acquisition of Centerpulse.

WINTERTHUR RETAINS ITS IMPORTANCE AS A PRODUCTION AND RESEARCH SITE

A 30 to 40-person integration team will press ahead with the merger of Centerpulse and Zimmer as soon as the acquisition has been formally concluded. Decisions have yet to be taken about the structure and staffing of the new management organization. However, Max Link, Chairman of the Board and CEO of the current Centerpulse, as well as Beatrice Tschanz, Chief Communication
Officer, Urs Kamber, Chief Financial Officer, Matthias Molleney, Head of Human Resources, and General Secretary and Chief Legal Counsel Christian Stambach will officially be leaving the company on the day of the Extraordinary General Meeting to be held on 9 October.

In line with Zimmer's corporate policy, the company in Switzerland will continue to be led by a Swiss management. The name of Centerpulse is not being kept. In the future the company will operate under the globally known and successful Zimmer brand. The successful product brands will, however, be retained.



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SAFE HARBOR STATEMENT

This press release contains forward-looking statements based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management's beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "projects," "targets," "forecasts," and "seeks" or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, our ability to successfully integrate acquired companies, control of costs and expenses, our ability to form and implement alliances, international growth, U.S. and foreign government regulation, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. In particular, forward-looking statements as to Zimmer's financial and business performance following the proposed acquisitions should be qualified by the absence of the opportunity for Zimmer to perform comprehensive due diligence on Centerpulse or InCentive Capital AG, a significant shareholder of Centerpulse. These forward looking statements might have been significantly different had such due diligence review been undertaken. For a further list and description of such risks and uncertainties, see the disclosure materials filed by Zimmer with the U.S. Securities and Exchange Commission. Zimmer disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. Any exchange offer will be made only through a registration statement and related materials. Zimmer and its directors, officers and other members of its management and employees also may be soliciting proxies from Zimmer stockholders in connection with the exchange offers for shares of Centerpulse and InCentive Capital. Investors and security holders should note that the exchange offers described in this press release have not been agreed to by Centerpulse or InCentive Capital and are subject to certain conditions. In connection with the exchange offers, Zimmer has filed registration statements on Form S-4 (each containing a prospectus/offer to purchase) and a proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission and submitted Swiss offer prospectuses to the Swiss Takeover Board. Investors and security holders of Centerpulse, InCentive Capital and Zimmer are advised to read these disclosure materials (including other disclosure materials when they become available), because these materials contain important information. Investors and security holders may obtain a free copy of the disclosure materials and other documents filed by Zimmer with the U.S. Securities and Exchange Commission at the SEC's website at www.sec.gov. The disclosure materials and other documents of Zimmer may also be obtained from Zimmer upon request by directing such request to Sam Leno, Senior Vice President and CFO, 574-372-4790.



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ABOUT ZIMMER HOLDINGS, INC.

Zimmer, based in Warsaw, Indiana, is a worldwide leader in the design, development, manufacture and marketing of reconstructive orthopaedic implants and trauma products. Orthopaedic reconstruction implants restore joint function lost due to disease or trauma in joints such as knees, hips, shoulders and elbows. Trauma products are devices used primarily to reattach or stabilize damaged bone and tissue to support the body's natural healing process. Zimmer manufactures and markets other products related to orthopaedic surgery. For the year 2002, the Company recorded worldwide revenues of $1.37 billion. Zimmer was founded in 1927 and has more than 3,600 employees worldwide.


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For further information:

         MEDIA                              INVESTORS
         Brad Bishop                        Sam Leno
         ++1 574/372-4291                   ++1 574/372-4790
         bradley.bishop@zimmer.com          sam.leno@zimmer.com

         SWITZERLAND:         Hirzel. Neef. Schmid. Consultants
                              Aloys Hirzel/+41 43 344 42 49/ +41 79 401 43 79 /

                              Christine Menz/+41 43 344 42 49/ +41 79 403 09 69
                              c-menz@konsulenten.ch


         UK:      M Communications
                  Hugh Morrison/+44 207 153 1534/morrison@mcomgroup.com Nick Miles/+44 207 153 1535/miles@mcomgroup.com